Exhibit 99.1

Teladoc Health Completes Merger with Livongo

Combination Creates the Global Leader in Whole-Person Virtual Care

October 30, 2020, Purchase, NY – Teladoc Health (NYSE: TDOC), the global leader in whole person virtual care, today announced that it has completed its merger with Livongo. The milestone marks completion of the most significant blending of capabilities and talent in the history of digital health. By joining the market leaders in virtual care and applied health signals, the combined company becomes the only consumer and healthcare provider partner to span a person’s entire health journey.

“Both Teladoc Health and Livongo were founded with the same mission: to create a new kind of healthcare experience, one that empowers people everywhere to live their healthiest life. Today’s news dramatically accelerates our ability to make this a reality for the tens of millions of consumers and healthcare professionals we serve around the world,” said Jason Gorevic, chief executive officer of Teladoc Health. “Together, our team will achieve the full promise of whole-person virtual care, leveraging our combined applied analytics, expert guidance and connected technology to deliver, enable and empower better health outcomes.”

The merger of Teladoc Health and Livongo was announced on August 5th and was completed in just under three months. Teladoc Health recently announced its go-forward leadership team and has announced early client wins driven by the pending combination.

Earlier this week, Teladoc Health reported strong third quarter results and continued confidence in sustained growth. The company expects to directly deliver more than 10 million virtual visits this year and has reported an additional three million enabled visits for its health system clients so far in 2020.

Under the terms of the merger, Livongo shareholders will receive 0.5920x shares of Teladoc Health plus cash of $11.33 for each Livongo share (including the special dividend declared by Livongo). Livongo common stock ceased trading prior to the open of trading today.

About Teladoc Health

Teladoc Health is transforming the healthcare experience and empowering people everywhere to live healthier lives. Recognized as the world leader in whole person virtual care, Teladoc Health uses proprietary health signals and personalized interactions to drive better health outcomes across the full continuum of care, at every stage in a person’s health journey. In more than 175 countries and ranked Best in KLAS for Virtual Care Platforms in 2020, Teladoc Health leverages more than a decade of expertise and data-driven insights to meet the growing virtual care needs of consumers and healthcare professionals. For more information, please visit www.teladochealth.com or follow @TeladocHealth on Twitter.

Contacts

Investors

Patrick Feeley pfeeley@teladochealth.com 914-265-7925

Media

Chris Stenrud pr@teladochealth.com 860-491-8821

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements regarding the transaction between Teladoc Health, Inc. (“Teladoc”) and Livongo Health, Inc. (“Livongo”), including any statements regarding the expected benefits of the transaction (including anticipated synergies, projected financial information and future opportunities) and any other statements regarding Teladoc’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar expressions. All such forward-looking statements are based on current expectations of Teladoc’s management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Key factors that could cause actual results to differ materially from those projected in the forward-looking statements include uncertainties as to the risk that the anticipated U.S. federal income tax treatment of the transaction is not obtained; litigation relating to the transaction that have been or could be instituted against Teladoc, Livongo or their respective directors; the effects of disruption to Teladoc’s businesses; the effect of this communication on Teladoc’s stock price; transaction costs; Teladoc’s ability to achieve the benefits from the transaction; Teladoc’s ability to effectively integrate acquired operations into its own operations; the ability of Teladoc to retain and hire key personnel; unknown liabilities; and the diversion of management time on transaction-related issues. Other important factors that could cause actual results to differ materially from those in the forward-looking statements include the effects of industry, market, economic, political or regulatory conditions outside of Teladoc’s control (including public health crises, such as pandemics and epidemics); changes in laws and regulations applicable to Teladoc’s business model; changes in market conditions and receptivity to Teladoc’s services and offerings; results of litigation; the loss of one or more key clients of Teladoc (including potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction); changes to Teladoc’s abilities to recruit and retain qualified providers into its network; the impact of the COVID-19 pandemic on the parties’ business and general economic conditions; uncertainty in the healthcare regulatory environment; and the factors set forth under the heading “Risk Factors” of Teladoc’s Annual Report and Livongo’s Annual Report, in each case on Form 10-K, and in subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). These risks, as well as other risks associated with the transaction, are more fully discussed in the joint proxy statement/prospectus filed with the SEC in connection with the transaction. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Teladoc does not assume any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.